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                                                                   Exhibit 10.06

                                 FIRST AMENDMENT
                                     TO THE
                              CARDINAL HEALTH, INC.
                           DEFERRED COMPENSATION PLAN

                             BACKGROUND INFORMATION

A. Cardinal Health, Inc. ("Cardinal Health") established and maintains the Cardinal Health, Inc. Deferred Compensation Plan (the "Shadow Plan") for the benefit of selected highly compensated and management employees and their beneficiaries.

B. The Cardinal Health, Inc. Employee Benefits Policy Committee (the "Committee") oversees the administration of the Shadow Plan and is authorized to amend the Shadow Plan.

C. The Committee desires to amend the Shadow Plan to conform its terms to the general executive compensation strategy of Cardinal Health and change the plan year of the Shadow Plan to mirror the plan year of the qualified retirement plans of Cardinal Health.

D. Section 7.1 of the Shadow Plan permits the amendment of the Shadow Plan at any time.

                          AMENDMENT OF THE SHADOW PLAN

1.       Section 1.1(0) of the Shadow Plan shall be amended to read as follows:

         Plan Year. Beginning January 1, 2003, the Plan Year is the calendar year. Prior to January 1, 2003, the Plan Year was fiscal year of the Plan beginning July 1 and ending June 30. A short Plan Year was designated from July 1, 2002 to December 31, 2002.

2. The fourth and fifth sentences of Section 3.7 of the Shadow Plan shall be amended and replaced by the following:

         Effective October 1, 2002, no Reporting Person may elect to invest future contributions in his Account in Shares.

3.       All other provisions of the Plan shall remain in full force and effect.

                                       CARDINAL HEALTH, INC.

                                       By:   /s/ Carole Watkins
                                           -------------------------------------
                                           Carole Watkins, Executive VP, Human
                                           Resources

                                       Date: 12/27/02
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